American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152

                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

============================================================================================
                        Certificate  Certificate    Beginning
                        Class        Pass-Through  Certificate    Interest      Principal
     Class      CUSIP   Description     Rate         Balance    Distribution  Distribution
--------------------------------------------------------------------------------------------
       A      02926NAA4    SEQ        5.94000%    201,655,264.26 1,031,466.68  3,426,848.52
   INV_CERT   ARE991INV    SUB        0.00000%      5,316,432.67   306,759.17          0.00
--------------------------------------------------------------------------------------------
Totals                                            206,971,696.93 1,338,225.85  3,426,848.52
============================================================================================


===========================================================================================
                        Certificate    Current       Ending                   Cumulative
                        Class         Realized    Certificate      Total       Realized
     Class      CUSIP   Description     Loss        Balance     Distribution    Losses
-------------------------------------------------------------------------------------------
       A      02926NAA4    SEQ              0.00 198,228,415.74 4,458,315.20          0.00
   INV_CERT   ARE991INV    SUB              0.00   5,316,432.67   306,759.17          0.00
-------------------------------------------------------------------------------------------
Totals                                      0.00 203,544,848.41 4,765,074.37          0.00
===========================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152

                        Principal Distribution Statement


=========================================================================================
                                  Beginning      Scheduled   Unscheduled
                Original Face    Certificate     Principal    Principal
    Class           Amount         Balance      Distribution Distribution    Accretion
-----------------------------------------------------------------------------------------
      A         229,000,000.00  201,655,264.26         0.00  3,426,848.52           0.00
   INV_CERT       7,285,896.30    5,316,432.67         0.00          0.00           0.00
-----------------------------------------------------------------------------------------
    Totals      236,285,896.30  206,971,696.93         0.00  3,426,848.52           0.00
=========================================================================================


==========================================================================================
                                    Total          Ending       Ending          Total
                    Realized      Principal      Certificate    Certificate   Principal
    Class            Loss(1)      Reduction        Balance      Percentage  Distribution
------------------------------------------------------------------------------------------
      A                    0.00  3,426,848.52   198,228,415.74  0.86562627   3,426,848.52
   INV_CERT                0.00          0.00     5,316,432.67  0.72968822           0.00
------------------------------------------------------------------------------------------
    Totals                 0.00  3,426,848.52   203,544,818.41  0.86143461   3,426,848.52
==========================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


=========================================================================================
                                  Beginning      Scheduled   Unscheduled
                Original Face    Certificate     Principal    Principal
   Class(2)         Amount         Balance      Distribution Distribution    Accretion
-----------------------------------------------------------------------------------------
      A         229,000,000.00    880.59067362   0.00000000   14.96440402     0.00000000
   INV_CERT       7,285,896.30    729.68821557   0.00000000    0.00000000     0.00000000
=========================================================================================

=======================================================================================
                                 Total          Ending       Ending          Total
                 Realized      Principal      Certificate    Certificate   Principal
   Class(2)       Loss(3)      Reduction        Balance      Percentage  Distribution
---------------------------------------------------------------------------------------
      A           0.00000000   14.96440402     865.62626961  0.86562627    14.96440402
   INV_CERT       0.00000000    0.00000000     729.68821557  0.72968822     0.00000000
=======================================================================================

(2) All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152


                         Interest Distribution Statement



=========================================================================================
                                                Beginning                    Payment of
                                 Current      Certificate/     Current         Unpaid
                 Original      Certificate      Notional       Accrued        Interest
    Class       Face Amount        Rate          Balance       Interest      Shortfall
-----------------------------------------------------------------------------------------
      A        229,000,000.00       5.94000%  201,655,264.26 1,031,466.68        0.00
  INV_CERT      7,285,896.30        0.00000%   5,316,432.67          0.00        0.00
-----------------------------------------------------------------------------------------
Totals         236,285,896.30                                1,031,466.68        0.00
=========================================================================================

============================================================================================
                             Non-                                Remaining       Ending
               Current    Supported                   Total        Unpaid      Certificate/
               Interest    Interest    Realized      Interest     Interest      Notional
    Class      Shortfall   Shortfall   Losses(4)   Distribution   Shortfall      Balance
--------------------------------------------------------------------------------------------
      A           0.00         0.00         0.00    1,031,466.68        0.00  198,228,415.74
  INV_CERT        0.00         0.00         0.00      306,759.17        0.00   5,316,432.67
--------------------------------------------------------------------------------------------
Totals            0.00         0.00         0.00    1,338,225.85        0.00
============================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152


                     Interest Distribution Factors Statement



===========================================================================================
                                                Beginning                      Payment of
                  Original        Current      Certificate/       Current        Unpaid
                 Face Amount    Certificate      Notional         Accrued       Interest
   Class(5)                        Rate          Balance         Interest       Shortfall
-------------------------------------------------------------------------------------------
      A         229,000,000.00      5.94000%    880.59067362       4.50422131   0.00000000
   INV_CERT      7,285,896.30       0.00000%    729.68821557       0.00000000   0.00000000
===========================================================================================

================================================================================================
                                 Non-                                 Remaining      Ending
                 Current      Supported                    Total       Unpaid      Certificate/
                 Interest      Interest    Realized      Interest     Interest      Notional
   Class(5)     Shortfall     Shortfall    Losses(6)   Distribution   Shortfall      Balance
------------------------------------------------------------------------------------------------
      A          0.00000000    0.00000000  0.00000000     4.50422131  0.00000000   865.62626961
   INV_CERT      0.00000000    0.00000000  0.00000000    42.10314797  0.00000000   729.68821557
================================================================================================

(5) All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152

                      Certificateholder Component Statement

====================================================================================================================================
                    Component      Beginning Notional    Ending Notional   Beginning Component  Ending Component   Ending Component
    Class       Pass-Through Rate        Balance             Balance             Balance             Balance          Percentage
------------------------------------------------------------------------------------------------------------------------------------
     FSA          1,200.00000%          38,650.59           37,993.78             0.00                0.00           86.56262111%
====================================================================================================================================

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152

                       Certificateholder Account Statement


================================================================================

                        CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00
Deposits
     Payments of Interest and Principal                             5,049,497.66
     Liquidations, Insurance Proceeds, Reserve Funds                        0.00
     Proceeds from Repurchased Loans                                        0.00
     Other Amounts (Servicer Advances)                                      0.00
     Realized Losses                                                 (106,466.43)
                                                                    ------------

Total Deposits                                                      4,943,031.23

Withdrawals
     Reimbursement for Servicer Advances                                    0.00
     Payment of Service Fee                                           177,956.86
     Payment of Interest and Principal                              4,765,074.37
                                                                    ------------

Total Withdrawals (Pool Distribution Amount)                        4,943,031.23


Ending Balance                                                              0.00
                                                                    ============

================================================================================

================================================================================

                                 OTHER ACCOUNTS

                             Beginning       Current     Current      Ending
        Account Type          Balance      Withdrawals   Deposits     Balance
--------------------------------------------------------------------------------
Financial Guaranty             0.00           0.00         0.00        0.00

================================================================================

================================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                         -------
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                         =======

================================================================================

================================================================================

                                 SERVICING FEES

Gross Servicing Fee                                                    86,238.20
Management Fee                                                          1,000.00
FSA Insurance Premium                                                  38,650.59
Trustee Fee - Norwest Bank Minnesota N.A.                                 862.45
Mortgage Insurance Premium                                             51,205.62
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                      ----------

Net Servicing Fee                                                     177,956.86
                                                                      ==========

================================================================================

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152



=====================================================================================

              CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                                  DELINQUENCY STATUS

                                                              Percentage Delinquent
                                                                    Based On
                                                            -----------------------
                              Current        Unpaid
                             Number Of      Principal        Number         Unpaid
                               Loans         Balance        of Loans        Balance
                             ---------      ---------       --------        -------
30 Days                           78      7,790,523.32      4.436860%     3.827423%
60 Days                           13      1,368,336.04      0.739477%     0.672253%
90+ Days                          38      4,787,883.82      2.161547%     2.352250%
Foreclosure                       60      6,014,162.13      3.412969%     2.954711%
REO                               24      2,660,619.88      1.365188%     1.307142%
                                 ---     -------------     ---------     ---------

Totals                           213     22,621,525.19     12.116041%    11.113779%



Current Period Realized Loss - Includes Interest Shortfall    0.00
Cumulative Realized Losses - Includes Interest Shortfall      235,474.78
Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                              0.00

=====================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                        SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                     Original $         Original %         Current $         Current %       Current Class %     Next Prepayment %
                     ----------         ----------         ---------         ---------       ---------------     -----------------
Class A             7,285,896.30        3.08350876%      5,316,432.67       2.61192200%        97.388078%            0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
----------------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                             Norwest Bank Minnesota, N.A.
                                                                                Securities Administration Services
Record Date:       30-Nov-1999                                                  7485 New Horizon Way
Distribution Date: 27-Dec-1999                                                  Frederick, MD  21703
                                                                                Telephone: (301) 846-8130
                                                                                Facsimile: (301) 846-8152



===========================================================================================
                                   COLLATERAL STATEMENT

Collateral Description                                           Fixed Mixed & ARM Balloon

Weighted Average Gross Coupon                                                 9.407948%
Weighted Average Net Coupon                                                   8.907948%
Weighted Average Pass-Through Rate                                            8.902947%
Weighted Average Maturity (Stepdown Calculation)                                   320

Beginning Scheduled Collateral Loan Count                                        1,796
Number of Loans Paid in Full                                                        38
Ending Scheduled Collateral Loan Count                                           1,758

Beginning Scheduled Collateral Balance                                  206,971,696.93
Ending Scheduled Collateral Balance                                     203,544,848.41
Ending Actual Collateral Balance at 30-Nov-1999                         203,544,848.41
Monthly P&I Constant                                                      1,749,826.32
Class A Optimal Amount                                                    4,496,965.79
Ending Scheduled Balance for Premium Loans                              203,544,848.41

Scheduled Principal                                                         127,177.24
Unscheduled Principal                                                     3,299,671.28

Required Overcollateralized Amount                                        5,316,432.67
Overcollateralized Increase Amount                                                0.00
Overcollateralized Reduction Amount                                               0.00
Specified O/C Amount                                                      5,316,432.67
Overcollateralized Amount                                                 5,316,432.67
Overcollateralized Deficiency Amount                                              0.00
Base Overcollateralization Amount                                         5,316,432.67

Extra Principal Distribution Amount                                               0.00
Excess Cash Amount                                                          414,225.60

===========================================================================================
Bankruptcy                                                       40         $4,969,656
Bankruptcies are included in the 30, 60 and 90 day delinquencies
===========================================================================================